SUBJECT TO REVISION

COMPUTATIONAL MATERIALS AS REVISED JULY 8, 2003

$675,000,000 (Approximate)

GMAC RFC (graphic omitted)

Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS6

RASC Series 2003-KS6 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

July 8, 2003

CREDIT SUISSE FIRST BOSON (GRAHIC OMITTED)

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Characteristics of Initial Mortgage Loans

Group I Mortgage Loans

Group I Mortgage Loan Characteristics Summary Report
	Total	Minimum	Maximum
Statistical Calculation Date Aggregate Principal Balance	$431,755,475.08
Number of Loans	3,196
Average Current Loan Balance	$135,092	$24,000	$399,582
(1)Weighted Average Original Loan-to-Value Ratio	81.5560%	20.000%	95.000%
(1)Weighted Average Mortgage Rate	7.4164%	4.600%	11.650%
(1)Weighted Average Net Mortgage Rate	5.5799%	2.730%	11.070%
(1) Weighted Average Note Margin	7.0116%	3.500%	11.350%
(1) Weighted Average Maximum Mortgage Rate	13.9286%	9.625%	18.650%
(1) Weighted Average Minimum Mortgage Rate	7.5747%	4.600%	11.650%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	26
(1) Weighted Average Remaining Term to Maturity (months)	359	239	360
(1) Weighted Average Credit Score	613	466	796

(1) Weighted Average reflected in Total
	Range	Percent of Statistical Calculation Date Principal Balance

Product Type	Adjustable	100.00%

Lien	First	100.00%

Property Type	Single-family detached	82.57%
	2 to 4 Family	5.76%
	Planned Unit Developments (detached)	5.56%
	Condo Low-Rise (less than 5 stories)	3.58%
	Planned Unit Developments (attached)	1.65%
	Townhouse	0.46%
	Manufactured Home	0.43%

Occupancy Status	Primary Residence	94.44%
	Non Owner Occupied	5.17%
	Second/Vacation	0.39%

Documentation Type	Full Documentation	79.27%
	Reduced Documentation	20.73%

Geographic Distribution	California	21.10%
	Michigan	6.75%
	Florida	6.42%
	Illinois	5.66%

Number of States (including DC)		50

Loans with Mortgage Insurance		67.65%
(either borrower paid primary insurance policy or the Mortgage Insurance Policy)

Loans with Prepayment Penalties		84.71%

Servicer	HomeComings	89.36%

Credit Score Distribution of the Group I Mortgage Loans
range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	weighted average loan-to-value ratio
-499 or Less	22	$2,647,219	0.61%	$120,328	78.41%
500 - 519	52	5,543,832	1.28	106,612	75.25
520 - 539	140	16,296,248	3.77	116,402	74.58
540 - 559	274	33,297,735	7.71	121,525	79.78
560 - 579	402	50,591,828	11.72	125,850	81.68
580 - 599	442	56,642,748	13.12	128,151	81.11
600 - 619	556	76,655,184	17.75	137,869	82.80
620 - 639	523	75,954,864	17.59	145,229	83.01
640 - 659	345	51,081,291	11.83	148,062	82.10
660 - 679	174	24,631,495	5.70	141,560	81.17
680 - 699	99	14,318,622	3.32	144,633	81.60
700 - 719	80	11,754,339	2.72	146,929	82.23
720 - 739	38	5,763,280	1.33	151,665	81.09
740 - 759	22	3,053,749	0.71	138,807	82.86
760 or greater	20	3,204,363	0.74	160,218	82.58
Subtotal with Credit	3,189	431,436,797	99.93	135,289	81.56
Not Available	7	318,678	0.07	45,525	71.70
TOTAL	3,196	$431,755,475	100.00%	$135,092	81.56%

As of the cut-off date, the weighted average credit score of the Group I Mortgage Loans will be approximately 613.

Original Mortgage Loan Principal Balances of the Group I Mortgage Loans
range of Original Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
0 to 100,000	1,150	$83,439,999	19.33%	$72,557	603	80.57%
100,001 to 200,000	1,511	216,137,373	50.06	143,043	613	81.94
200,001 to 300,000	496	119,584,477	27.70	241,098	619	81.60
300,001 to 400,000	39	12,593,627	2.92	322,914	623	81.01
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

As of the cut-off date, the average unpaid principal balance of the Group I Mortgage Loans will be approximately $135,092.

Net Mortgage Rates of the Group I Mortgage Loans
range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
2.500 - 2.999	7	$1,084,676	0.25%	$154,954	626	76.10%
3.000 - 3.499	69	13,763,705	3.19	199,474	651	79.03
3.500 - 3.999	178	31,386,579	7.27	176,329	642	79.88
4.000 - 4.499	380	58,983,589	13.66	155,220	633	80.86
4.500 - 4.999	481	68,717,953	15.92	142,865	628	81.99
5.000 - 5.499	505	69,413,219	16.08	137,452	625	82.94
5.500 - 5.999	383	49,001,507	11.35	127,941	617	82.71
6.000 - 6.499	264	31,293,888	7.25	118,537	604	82.29
6.500 - 6.999	235	30,011,628	6.95	127,709	596	81.34
7.000 - 7.499	215	27,051,514	6.27	125,821	580	81.70
7.500 - 7.999	192	22,663,367	5.25	118,038	561	80.46
8.000 - 8.499	158	16,723,760	3.87	105,847	558	81.74
8.500 - 8.999	62	5,792,140	1.34	93,422	548	79.89
9.000 - 9.499	37	3,430,154	0.79	92,707	527	76.21
9.500 - 9.999	20	1,669,748	0.39	83,487	521	74.73
10.000 - 10.499	5	304,428	0.07	60,886	558	62.54
10.500 - 10.999	4	389,392	0.09	97,348	528	82.89
11.000 - 11.499	1	74,227	0.02	74,227	504	55.00
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

As of the cut-off date, the weighted average net mortgage rate of the Group I Mortgage Loans will be approximately 5.5799% per annum.

Mortgage Rates of the Group I Mortgage Loans
range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
4.500 - 4.999	1	$242,250	0.06%	$242,250	682	95.00%
5.000 - 5.499	17	2,596,111	0.60	152,712	628	73.85
5.500 - 5.999	133	25,268,100	5.85	189,986	656	79.17
6.000 - 6.499	246	41,315,060	9.57	167,947	640	79.49
6.500 - 6.999	542	84,284,181	19.52	155,506	632	80.52
7.000 - 7.499	553	78,393,027	18.16	141,760	619	82.24
7.500 - 7.999	692	91,935,324	21.29	132,855	607	82.65
8.000 - 8.499	401	48,243,964	11.17	120,309	588	82.93
8.500 - 8.999	370	38,227,434	8.85	103,317	577	83.12
9.000 - 9.499	123	11,063,332	2.56	89,946	568	81.91
9.500 - 9.999	74	6,711,868	1.55	90,701	553	78.89
10.000 - 10.499	29	2,380,922	0.55	82,101	535	78.09
10.500 - 10.999	8	477,370	0.11	59,671	557	69.66
11.000 - 11.499	5	439,406	0.10	87,881	526	81.42
11.500 - 11.999	2	177,127	0.04	88,564	525	63.13
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

As of the cut-off date, the weighted average mortgage rate of the Group I Mortgage Loans will be approximately 7.4164% per annum.

Original Loan-to-Value Ratios of the Group I Mortgage Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	weighted average FICO
0.01 to 50.00	58	$5,735,654	1.33%	$98,891	586
50.01 to 55.00	28	3,053,136	0.71	109,041	585
55.01 to 60.00	56	6,974,997	1.62	124,554	601
60.01 to 65.00	67	8,542,551	1.98	127,501	599
65.01 to 70.00	160	20,142,345	4.67	125,890	594
70.01 to 75.00	204	27,637,848	6.40	135,480	592
75.01 to 80.00	1,144	160,006,626	37.06	139,866	627
80.01 to 85.00	582	77,379,145	17.92	132,954	598
85.01 to 90.00	704	95,898,552	22.21	136,220	610
90.01 to 95.00	193	26,384,622	6.11	136,708	637
TOTAL	3,196	$431,755,475	100.00%	$135,092	613

As of the cut-off date, the weighted average loan-to-value ratio at origination of the Group I Mortgage Loans will be approximately 81.56%.

Geographic Distribution of Mortgaged Properties of the Group I Mortgage Loans
State	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
California	474	$91,114,571	21.10%	$192,225	626	80.01%
Michigan	267	29,138,562	6.75	109,133	607	81.55
Florida	235	27,718,495	6.42	117,951	608	80.65
Illinois	157	24,434,847	5.66	155,636	619	83.53
Texas	185	20,873,978	4.83	112,832	590	81.32
Minnesota	140	20,685,191	4.79	147,751	615	81.73
Wisconsin	152	16,517,678	3.83	108,669	609	82.24
Colorado	89	14,358,274	3.33	161,329	626	81.95
Other(1)	1,497	186,913,878	43.29	124,859	609	82.10
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

(1) Other includes states and the District Columbia with under 3% concentrations individually.

Mortgage Loan Purpose of the Group I Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Purchase	1,237	$164,238,320	38.04%	$132,771	625	82.69%
Rate/Term Refinance	141	19,112,078	4.43	135,547	606	82.02
Equity Refinance	1,818	248,405,078	57.53	136,636	606	80.77
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

Mortgage Loan Documentation Type of the Group I Mortgage Loans
documentation type	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Full Documentation	2,624	$342,264,104	79.27%	$130,436	607	82.76%
Reduced Documentation	572	89,491,371	20.73	156,453	635	76.93
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

Occupancy Types of the Group I Mortgage Loans
OCCUPANCY	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Primary Residence	2,968	$407,743,325	94.44%	$137,380	611	81.59%
Second/Vacation	14	1,688,471	0.39	120,605	639	79.68
Non Owner Occupied	214	22,323,679	5.17	104,316	653	81.10
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

Mortgaged Property Types of the Group I Mortgage Loans
Property type	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Single-family Detached	2,712	$356,491,609	82.57%	$131,450	611	81.65%
2 to 4 Family	140	24,848,523	5.76	177,489	639	78.91
Planned Unit Developments (detached)	149	23,986,608	5.56	160,984	603	82.69
Condo Low-Rise (less than 5 stories)	106	15,444,730	3.58	145,705	626	81.81
Planned Unit Developments (attached)	46	7,141,480	1.65	155,250	617	83.00
Townhouse	21	1,977,207	0.46	94,153	607	80.83
Manufactured Home	22	1,865,318	0.43	84,787	616	76.79
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

Credit Grades of the Group I Mortgage Loans
credit grade	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
A4	1,259	$179,125,757	41.49%	$142,276	645	82.75%
AX	909	128,396,528	29.74	141,250	615	82.08
AM	552	69,348,678	16.06	125,632	579	82.17
B	314	37,910,813	8.78	120,735	553	79.09
C	99	10,720,046	2.48	108,283	548	69.60
CM	63	6,253,654	1.45	99,264	529	65.39
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

Prepayment Penalty Terms of the Group I Mortgage Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
None	469	$66,009,580	15.29%	$140,745	611	81.17%
12 Months	154	23,804,236	5.51	154,573	622	81.17
24 Months	1,704	241,541,439	55.94	141,750	617	81.43
36 Months	864	99,342,486	23.01	114,980	603	82.21
Other(1)	5	1,057,734	0.24	211,547	602	81.24
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

(1) Other means not 0,12, 24, 36 and not more than 36 months.

Note Margins of the Group I Mortgage Loans
Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
3.500 - 3.999	3	$459,050	0.11%	$153,017	672	87.92%
4.000 - 4.499	18	2,759,276	0.64	153,293	650	78.38
4.500 - 4.999	54	9,470,817	2.19	175,386	653	78.28
5.000 - 5.499	273	45,968,511	10.65	168,383	624	82.33
5.500 - 5.999	214	33,794,625	7.83	157,919	613	82.63
6.000 - 6.499	228	34,752,738	8.05	152,424	621	80.78
6.500 - 6.999	717	113,349,694	26.25	158,089	629	80.05
7.000 - 7.499	362	43,685,112	10.12	120,677	615	80.63
7.500 - 7.999	435	52,863,667	12.24	121,526	607	83.25
8.000 - 8.499	406	46,497,767	10.77	114,527	592	83.70
8.500 - 8.999	280	28,707,279	6.65	102,526	580	83.02
9.000 - 9.499	116	11,734,125	2.72	101,156	574	80.98
9.500 - 9.999	55	4,980,209	1.15	90,549	551	79.67
10.000 - 10.499	25	2,022,615	0.47	80,905	538	77.62
10.500 - 10.999	8	608,839	0.14	76,105	537	76.34
11.000 - 11.499	2	101,150	0.02	50,575	547	67.09
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

As of the cut-off date, the weighted average note margin of the Group I Mortgage Loans will be approximately 7.0116% per annum.

Maximum Mortgage Rates of the Group I Mortgage Loans
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
9.000 - 9.999	1	$77,500	0.02%	$77,500	634	68.00%
10.000 - 10.999	1	242,250	0.06	242,250	682	95.00
11.000 - 11.999	68	11,375,103	2.63	167,281	655	78.38
12.000 - 12.999	449	70,094,750	16.23	156,113	638	79.90
13.000 - 13.999	1,105	161,420,771	37.39	146,082	623	81.80
14.000 - 14.999	979	125,643,682	29.10	128,339	603	82.21
15.000 - 15.999	464	50,465,816	11.69	108,763	579	82.34
16.000 - 16.999	105	10,054,701	2.33	95,759	551	80.84
17.000 - 17.999	20	1,919,020	0.44	95,951	552	80.35
18.000 - 18.999	4	461,883	0.11	115,471	519	77.53
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

As of the cut-off date, the weighted average maximum mortgage rate of the Group I Mortgage Loans will be approximately 13.9286% per annum.

Minimum Mortgage Rates of the Group I Mortgage Loans
Range of minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
4.000 - 4.999	2	$348,250	0.08%	$174,125	686	89.83%
5.000 - 5.999	86	14,842,929	3.44	172,592	648	79.54
6.000 - 6.999	752	125,830,838	29.14	167,328	637	79.97
7.000 - 7.999	1,135	157,442,015	36.47	138,715	615	82.10
8.000 - 8.999	914	104,251,660	24.15	114,061	590	83.28
9.000 - 9.999	247	24,085,227	5.58	97,511	569	80.76
10.000 - 10.999	51	4,236,873	0.98	83,076	539	77.77
11.000 - 11.999	9	717,683	0.17	79,743	529	74.89
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

As of the cut-off date, the weighted average minimum mortgage rate of the Group I Mortgage Loans will be approximately 7.5747% per annum.